UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	February 28, 2021

Date of reporting period:	March 1, 2020 — August 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Floating Rate Income Fund

Semiannual report
8 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PFLRX

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

October 6, 2020

Dear Fellow Shareholder:

As the world continues to confront the challenges of the COVID-19 pandemic, financial markets, it seems, are enjoying a respite from fear. U.S. markets rallied this summer despite many challenges that weighed down economic activity, including the public health impact of the pandemic, high unemployment, and tensions related to calls for racial equity. In this context, Putnam continues to pursue superior investment performance for you and your fellow shareholders while also working toward its goals of improving diversity and inclusion within its organization.

We would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

Putnam Floating Rate Income Fund focuses on a special class of bonds known as floating-rate bank loans. These are loans issued by banks to corporations. Interest rates on these loans “float” in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

2 Floating Rate Income Fund

Most bank loans are senior-secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company’s assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company’s assets.

Floating Rate Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

† Source: Lipper, a Refinitiv company.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/20. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Floating Rate Income Fund

Paul, what was the market environment like for high-yield bank loans during the reporting period?

The period began in the teeth of the COVID-19 pandemic. In March, intensifying investor anxiety about the outbreak sparked a global sell-off in risk assets. The pandemic quickly developed into an economic crisis that led to unprecedented support measures from government policy makers. Also, a poorly timed dispute between Russia and Saudi Arabia over oil production levels pushed crude prices steadily lower until the end of April, further unnerving market participants.

The loan market began to rebound in late March, on hopes that massive government stimulus efforts would be enough to offset the near-term economic fallout from the pandemic. In May, an easing of COVID-19 restrictions and additional policy support reinforced investors’ view that global economic activity had bottomed and would begin to recover, albeit slowly.

The pace of the market recovery moderated in June. Investors weighed the potential for more support from the U.S. Federal Reserve, along with better-than-expected economic

Floating Rate Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/20. A bond rated BBB or higher (A-3/SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash and derivatives. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Floating Rate Income Fund

data, against an accelerating rate of infections in certain parts of the country. Market participants worried that a potential second wave of infections could slow progress toward the economy reopening.

The recovery picked up steam in July amid positive developments on a potential vaccine, progress on a new economic relief package [although no relief was enacted by the end of the fund’s reporting period], and corporate earnings that came in above consensus expectations. These factors boosted sentiment in the face of heightening U.S.–China tensions and rising COVID-19 case counts across parts of the globe.

Loan prices continued to climb throughout August amid larger gains for stocks, better-than-expected earnings, an economic revival, and improving prospects for a vaccine.

For the six-month period overall, bank loans returned –0.51%, as measured by the S&P/LSTA Leveraged Loan Index, the fund’s benchmark. Reflecting this modestly negative outcome, the cohorts within the index generated mixed results On the positive side, chemicals [+3.5%], paper & packaging [+3.5%], and telecommunications [+3%] were the biggest relative outperformers. Conversely, transportation [–7%], energy [–5.5%], and consumer products [–4%] were the primary laggards.

From a credit-quality perspective, lower-quality loans with either split B or CCC ratings fared the worst, while mid-tier B-rated loans outperformed the S&P/LSTA index.

The fund lagged the benchmark but outperformed the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Versus the benchmark, an underweighting and security selection in transportation aided performance, as did lower-than-benchmark exposure to the services group. On the downside, selection in technology and food & beverages, along with adverse overall positioning in energy, worked against relative results this period.

In terms of individual holdings, CEC Entertainment, the parent company of the Chuck E. Cheese restaurant chain, was among the largest relative detractors. Reflecting the operating pressures presented by COVID-19, the company filed for bankruptcy protection in June.

Loans issued by Neiman Marcus also underperformed. The luxury retailer has been attempting to improve its business and issued debt to repay a term loan to extend its maturity runway. The company also restructured a portion of its unsecured debt. It is scheduled to have its business plan approved in September 2020 and emerge from Chapter 11 bankruptcy by early December.

An overweight position in fabric and crafts retailer Jo-Ann Stores also dampened relative performance this period. Like many retailers, the Ohio-based company has been forced to close locations during the COVID-19 pandemic and has seen a steep decline in traffic at stores that remain open. As a result, the retailer experienced a sharp decline in revenue.

We sold all three of these positions during the period.

What about individual relative contributors?

On the positive side of the ledger, steering clear of lagging index member American Airlines proved advantageous. Late in the period, the carrier announced that it would eliminate 19,000 jobs by October 1, 2020, as COVID-19 continues to weigh heavily on demand for air travel.

Floating Rate Income Fund 7

Airlines had hoped that summer, when throngs of people typically go on vacation, would bring higher travel numbers. American made plans to sharply expand flying to capture the increased traffic as demand started to rise in May and June. But the early optimism waned quickly as the virus continued spreading, triggering new travel restrictions that damped travel demand in July.

Additionally, the corporate traffic that would typically ramp up in the fall shows no signs of returning. Governments around the world are still restricting travel, cutting off lucrative international traffic for major airlines.

Elsewhere, an out-of-benchmark position in Penske Automotive Group also aided relative performance. Despite being hit hard by the pandemic, the operator of automotive and commercial truck dealerships implemented various measures intended to mitigate the impact of COVID-19. These included suspending the dividend on its common stock, instituting a hiring freeze, and deferring about $150 million of capital expenditures. It also furloughed 57% of its worldwide workforce, about 15,000 individuals.

Academy Sports + Outdoors rounded out the group of top relative contributors. The company operates 200 sporting goods stores throughout the South and Southwest. For the six months ended August 1, 2020, Academy more than doubled its net income over the same period in 2019 and also significantly increased its revenue. Shortly after the period ended, the retailer filed to become a publicly traded company.

What is your outlook for the bank-loan market over the coming months?

We have a moderately constructive outlook overall. The biggest risk on the horizon continues to be the impact of COVID-19 on economic growth, corporate earnings growth, and cash flows.

That said, except for the energy sector, we have a fairly positive intermediate-term view on corporate fundamentals and the market’s supply-and-demand backdrop. Also, even though loan spreads retightened following their sizable widening in March, we think valuations remain relatively attractive. [Spreads

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Floating Rate Income Fund

are the yield advantage loans offer over comparable-maturity U.S. Treasuries.]

From a fundamental perspective, we are closely watching sectors vulnerable to the disruption caused by the pandemic. In addition to energy, we are monitoring the impact on gaming, lodging & leisure, retail, and several other cohorts. Within these groups, we are focusing on the health of issuers’ balance sheets and liquidity metrics, as well as the increasing risk of defaults or credit-rating downgrades.

As for supply/demand dynamics, on a year-to-date basis through August, loan new-issue volume totaled $280.6 billion. This is a 30% increase over the same period in 2019. However, net new issuance [net of refinancing/repricing] was low, with only $97.4 billion of net issuance in the first eight months of 2020. This compares with $139.1 billion during the same period last year. On the demand side, loan funds [mutual funds and exchange-traded funds] saw outflows of $24.4 billion year to date.

Collateralized loan obligations [CLOs] remained a comparative bright spot for loan demand, despite lower year-over-year volume. [CLOs bundle corporate loans and sell slices of the debt to institutional investors.] Year to date through August, CLO volume totaled $73.5 billion compared with $115 billion for the first half of 2019. CLOs now account for roughly two-thirds of the total assets in the loan market, while retail funds represent only about 10%.

As a result, despite continued fund outflows, we think the market’s technical environment is favorable. Decreased net new loan issuance is being met by relatively consistent CLO demand.

From a valuation standpoint, the average spread of the fund’s benchmark rose 4.9 percentage points during March to about 10 percentage points over Treasuries. This was the highest spread level since mid-2009 and was well above the 11-year average of 5.7 percentage points. The benchmark’s average yield spiked to 10.5% during this time. As of period-end, spreads had tightened back close to their long-term average and the benchmark’s yield was at 6%. In our view, spreads at this level continue to offer a broad range of attractive relative-value investment opportunities. Moreover, we think the market’s yield remains compelling in the face of much lower global yields.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Floating Rate Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/4/04)
Before sales charge	3.29%	42.93%	3.64%	14.32%	2.71%	6.44%	2.10%	–0.37%	–1.02%
After sales charge	3.15	39.72	3.40	11.75	2.25	4.04	1.33	–2.61	–3.25
Class B (9/7/04)
Before CDSC	3.04	40.50	3.46	13.17	2.51	5.67	1.85	–0.57	–1.13
After CDSC	3.04	40.50	3.46	13.17	2.51	5.67	1.85	–1.53	–2.10
Class C (9/7/04)
Before CDSC	2.81	32.42	2.85	10.09	1.94	3.93	1.29	–1.12	–1.40
After CDSC	2.81	32.42	2.85	10.09	1.94	3.93	1.29	–2.08	–2.38
Class R (9/7/04)
Net asset value	3.03	39.22	3.36	12.89	2.45	5.51	1.80	–0.74	–1.27
Class R6 (5/22/18)
Net asset value	3.54	46.62	3.90	15.96	3.01	7.30	2.38	–0.14	–0.97
Class Y (10/4/05)
Net asset value	3.53	46.38	3.88	15.76	2.97	7.12	2.32	–0.23	–1.02

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 Floating Rate Income Fund

Comparative index returns For periods ended 8/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P/LSTA Leveraged
Loan Index (LLI)*	4.48%	52.89%	4.34%	20.17%	3.74%	9.34%	3.02%	0.91%	–0.51%
Lipper Loan
Participation Funds	3.30	39.69	3.38	14.10	2.66	5.27	1.71	–1.20	–1.80
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/20, there were 255, 250, 224, 200, 94, and 27 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/20

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	6		6	6	6	6	6
Income	$0.129227		$0.121203	$0.099314	$0.119239	$0.143225	$0.139298
Capital gains	—		—	—	—	—	—
Total	$0.129227		$0.121203	$0.099314	$0.119239	$0.143225	$0.139298
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
2/29/20	$8.28	$8.47	$8.27	$8.27	$8.28	$8.29	$8.29
8/31/20	8.06	8.25	8.05	8.05	8.05	8.06	8.06
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	2.62%	2.56%	2.41%	1.84%	2.36%	2.98%	2.88%
Current 30-day
SEC yield[2]	N/A	2.32	2.18	1.64	2.13	2.72	2.63

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Floating Rate Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/4/04)
Before sales charge	3.27%	41.14%	3.51%	15.07%	2.85%	5.93%	1.94%	–0.79%	10.63%
After sales charge	3.13	37.96	3.27	12.48	2.38	3.55	1.17	–3.02	8.14
Class B (9/7/04)
Before CDSC	3.02	38.89	3.34	14.06	2.67	5.30	1.74	–0.87	10.52
After CDSC	3.02	38.89	3.34	14.06	2.67	5.30	1.74	–1.83	9.52
Class C (9/7/04)
Before CDSC	2.80	30.76	2.72	10.81	2.08	3.44	1.13	–1.54	10.08
After CDSC	2.80	30.76	2.72	10.81	2.08	3.44	1.13	–2.50	9.08
Class R (9/7/04)
Net asset value	3.02	37.65	3.25	13.77	2.61	5.14	1.68	–1.04	10.49
Class R6 (5/22/18)
Net asset value	3.53	44.98	3.78	16.74	3.14	6.93	2.26	–0.44	10.81
Class Y (10/4/05)
Net asset value	3.52	44.73	3.77	16.53	3.11	6.74	2.20	–0.53	10.76

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 2/29/20	1.03%	1.23%	1.78%	1.28%	0.70%	0.78%
Annualized expense ratio for the
six-month period ended 8/31/20	1.06%	1.26%	1.81%	1.31%	0.71%	0.81%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12 Floating Rate Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/20 to 8/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.32	$6.32	$9.06	$6.56	$3.56	$4.06
Ending value (after expenses)	$989.80	$988.70	$986.00	$987.30	$990.30	$989.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/20, use the following calculation method. To find the value of your investment on 3/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.40	$6.41	$9.20	$6.67	$3.62	$4.13
Ending value (after expenses)	$1,019.86	$1,018.85	$1,016.08	$1,018.60	$1,021.63	$1,021.12

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Floating Rate Income Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating-rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer (so that holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy). The value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

14 Floating Rate Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Floating Rate Income Fund 15

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2020, Putnam employees had approximately $505,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Floating Rate Income Fund

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID 19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Floating Rate Income Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

18 Floating Rate Income Fund

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. PSERV has agreed to maintain the first expense limitation until at least August 31, 2021 and Putnam Management has agreed to maintain the second expense limitation until at least June 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to

Floating Rate Income Fund 19

the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families

20 Floating Rate Income Fund

Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2019, there were 240, 219 and 192 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with

Floating Rate Income Fund 21

Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Floating Rate Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Floating Rate Income Fund 23

The fund’s portfolio 8/31/20 (Unaudited)

	Principal
SENIOR LOANS (78.8%)*c	amount	Value
Advertising and marketing services (1.4%)
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 3.761%, 8/21/26	$2,277,788	$2,056,653
Terrier Media Buyer, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.25%), 5.99%, 12/17/26	2,202,190	2,157,045
Terrier Media Buyer, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.25%), 4.435%, 12/17/26	500,000	485,000
		4,698,698
Aerospace and defense (0.9%)
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD
3 Month + 2.25%), 3.659%, 5/30/25	1,592,348	1,508,253
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.25%), 3.909%, 12/9/25	1,495,818	1,417,662
		2,925,915
Automotive (0.7%)
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.66%, 11/6/24	2,603,357	2,531,764
		2,531,764
Basic materials (9.1%)
Alpha 3 BV bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 3.00%), 4.00%, 1/31/24	2,348,000	2,314,736
Asplundh Tree Expert, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 2.663%, 8/19/27	500,000	500,000
Beacon Roofing Supply, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 2.406%, 1/2/25	2,723,719	2,638,603
Big River Steel, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 6.00%, 8/23/23	972,500	966,827
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.00%, 9/6/24	2,000,000	1,962,500
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 3.26%, 9/6/24	1,288,983	1,214,866
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 2.808%, 3/1/26	2,193,398	2,148,355
Patriot Container Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 5.435%, 3/20/25	497,455	480,459
Pisces Midco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 3.918%, 4/12/25	2,962,168	2,901,073
PQ Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 2.25%),
3.627%, 2/7/27	1,971,735	1,926,667
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 2.50%), 4.159%, 2/1/27	3,083,660	3,000,401
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 10.831%, 6/26/26	447,000	401,006
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.256%, 6/26/25	2,014,721	1,976,226
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (1 Month
US LIBOR + 3.00%), 3.164%, 10/1/25	2,130,194	2,066,288
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 3.406%, 5/31/26	2,604,380	2,578,336

24 Floating Rate Income Fund

	Principal
SENIOR LOANS (78.8%)*c cont.	amount	Value
Basic materials cont.
Trident TPI Holdings, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.072%, 10/5/24	$2,391,071	$2,361,183
Univar Solutions USA, Inc./WA bank term loan FRN Ser. B5, (BBA
LIBOR USD 3 Month + 2.00%), 2.156%, 11/22/26	1,492,500	1,451,456
		30,888,982
Broadcasting (6.0%)
Banijay Group US Holding, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 3.75%), 5.404%, 3/4/25	2,000,000	1,945,000
Diamond Sports Group, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 3.41%, 8/24/26	2,977,500	2,508,544
Entercom Media Corp. bank term loan FRN Ser. B1, (BBA LIBOR
USD 3 Month + 2.50%), 4.21%, 11/17/24	1,522,063	1,434,069
Gray Television, Inc. bank term loan FRN Ser. C, (BBA LIBOR USD
3 Month + 2.50%), 2.655%, 11/2/25	2,805,175	2,744,864
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.75%, 5/1/26	1,095,000	1,057,587
iHeartCommunications, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.00%), 4.66%, 5/1/26	1,651,700	1,561,200
Nexstar Broadcasting, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 2.905%, 9/19/26	2,641,719	2,591,637
Sinclair/RSN bank term loan FRN Ser. B2B, (BBA LIBOR USD
3 Month + 2.50%), 2.66%, 7/18/26	1,985,000	1,928,428
Townsquare Media, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 4.00%, 4/1/22	1,684,394	1,587,541
Univision Communications, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.75%), 4.75%, 3/24/26	3,130,173	3,058,179
		20,417,049
Building materials (1.8%)
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 4.75%, 5/5/24	1,735,513	1,729,546
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	1,935,000	1,064,250
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.248%, 2/28/25	894,539	747,779
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.00%, 7/24/24	2,652,049	2,572,487
		6,114,062
Commercial and consumer services (2.3%)
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 6.69%, 10/30/26	1,614,604	1,609,053
Iron Mountain, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 1.906%, 1/2/26	1,797,387	1,736,725
Prime Security Services Borrower, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 3.25%), 4.25%, 9/23/26	2,538,976	2,528,396
Refinitiv US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 3.406%, 10/1/25	2,019,709	2,000,595
		7,874,769

Floating Rate Income Fund 25

	Principal
SENIOR LOANS (78.8%)*c cont.	amount	Value
Communication services (7.4%)
Altice France SA (France) bank term loan FRN Ser. B12, (BBA LIBOR
USD 3 Month + 3.69%), 4.438%, 1/31/26	$1,672,799	$1,635,997
Asurion, LLC bank term loan FRN Ser. B6, (BBA LIBOR USD 3 Month
+ 3.00%), 3.156%, 11/3/23	1,653,629	1,623,213
Charter Communications Operating, LLC bank term loan FRN
Ser. B2, (BBA LIBOR USD 3 Month + 1.75%), 3.639%, 2/1/27	2,158,472	2,115,976
CSC Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 2.408%, 7/17/25	3,675,315	3,555,867
Frontier Communications Corp. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.75%), 3.913%, 6/15/24	1,934,725	1,952,298
Intelsat Jackson Holdings SA bank term loan FRN Ser. B4, (BBA
LIBOR USD 3 Month + 5.50%), 8.75%, 1/2/24	2,000,000	2,013,572
Level 3 Parent, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.513%, 3/1/27	965,432	934,229
SFR Group SA bank term loan FRN Ser. B11, (BBA LIBOR USD
3 Month + 2.75%), 2.906%, 7/31/25	2,608,887	2,493,444
T-Mobile USA, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 3.404%, 4/1/27	1,705,000	1,707,131
Virgin Media Bristol, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 2.662%, 1/4/28	2,500,000	2,431,598
WideOpenWest Finance, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 4.25%, 8/19/23	1,521,413	1,495,930
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 4.668%, 3/9/27	3,241,875	3,143,144
		25,102,399
Consumer (0.6%)
Reynolds Consumer Products, LLC bank term loan FRN (1 Month
US LIBOR + 0.00%), 3.41%, 2/4/27	1,914,192	1,884,681
		1,884,681
Consumer staples (4.7%)
1011778 BC, ULC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.508%, 11/19/26	1,362,257	1,308,983
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 7/12/24	1,871,139	1,842,292
BJ’s Wholesale Club, Inc. bank term loan FRN (1 Month US LIBOR
+ 2.00%), 2.164%, 2/3/24	2,376,495	2,354,004
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 5.25%, 6/21/24	2,419,193	2,232,378
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.41%, 2/5/25	2,166,471	2,083,196
KFC Holding Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 1.902%, 4/3/25	2,847,133	2,763,752
Match Group, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 1.75%), 3.405%, 2/13/27	1,000,000	971,667
Weight Watchers International bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.75%), 5.50%, 11/29/24	2,426,784	2,411,616
		15,967,888
Containers (2.4%)
Berry Global, Inc. bank term loan FRN Ser. Y, (BBA LIBOR USD
3 Month + 2.00%), 3.899%, 7/1/26	1,977,513	1,917,693
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 3.523%, 4/3/24	3,099,828	2,930,630

26 Floating Rate Income Fund

	Principal
SENIOR LOANS (78.8%)*c cont.	amount	Value
Containers cont.
Graham Packaging Co., Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 4.018%, 7/28/27	$1,700,000	$1,694,688
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.463%, 2/5/23	1,648,071	1,622,433
		8,165,444
Energy (2.3%)
Apergy Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 2.688%, 5/9/25	1,084,337	1,057,229
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 3.806%, 6/20/24	1,980,000	1,941,390
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 5.75%, 12/31/22 (In default) †	1,160,000	423,400
ChampionX Holding, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 5.00%), 6.00%, 6/3/27	755,000	752,169
Hercules Merger Sub, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.944%, 11/1/26	1,995,000	1,957,594
Prairie ECI Acquiror LP bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 4.906%, 3/11/26	2,000,000	1,794,500
		7,926,282
Entertainment (0.6%)
Constellation Merger Sub, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.75%), 3.058%, 9/18/24	2,896,911	2,504,018
		2,504,018
Environmental (0.7%)
Filtration Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 3.156%, 3/29/25	2,446,887	2,399,988
		2,399,988
Financials (6.0%)
AG Merger Sub II, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.144%, 8/1/26	1,990,000	1,901,694
Alliant Holdings I, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 2.906%, 5/10/25	2,917,567	2,813,173
BCPE Rover Merger Sub, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.25%), 4.406%, 11/28/25	2,962,500	2,854,369
ESH Hospitality, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 2.156%, 9/18/26	1,240,660	1,198,960
Forest City Enterprises LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 3.656%, 12/7/25	2,659,968	2,571,857
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 3.263%, 4/25/25	3,028,300	2,946,535
LPL Holdings, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 1.75%), 3.641%, 11/12/26	1,718,625	1,677,808
USI, Inc./NY bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 3.308%, 5/16/24	2,717,195	2,641,793
VICI Properties 1, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 1.75%), 1.933%, 12/22/24	1,887,955	1,813,486
		20,419,675
Gaming and lottery (3.1%)
Boyd Gaming Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 2.363%, 9/15/23	1,823,752	1,771,320
Gateway Casinos & Entertainment, Ltd. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 6.50%), 7.50%, 3/13/25	1,715,000	1,509,200

Floating Rate Income Fund 27

	Principal
SENIOR LOANS (78.8%)*c cont.	amount	Value
Gaming and lottery cont.
Golden Nugget, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 12.25%), 12.486%, 10/4/23	$190,000	$214,700
Golden Nugget, LLC bank term loan FRN Ser. B, (1 Month US LIBOR
+ 2.50%), 4.081%, 10/4/23	2,292,122	2,042,853
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 3.472%, 8/14/24	3,844,641	3,585,816
Stars Group Holdings BV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 3.808%, 7/10/25	1,585,610	1,586,601
		10,710,490
Health care (6.1%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 4.25%, 4/28/22	1,578,427	1,562,079
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 4.50%, 4/21/24	2,852,685	2,513,929
Bausch Health Cos., Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 3.183%, 6/1/25	2,478,540	2,433,230
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 1.75%), 3.404%, 2/4/27	2,045,000	2,002,274
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 3.906%, 10/10/25	2,947,557	2,130,839
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.00%), 3.80%, 11/15/27	2,472,731	2,421,217
Jaguar Holding Co. II bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.50%), 3.50%, 8/18/22	2,094,995	2,087,925
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 3.406%, 6/30/25	3,078,233	2,965,877
Sotera Health Holdings, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.50%), 5.50%, 12/13/26	997,500	994,508
West Street Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 2.906%, 9/27/24	1,577,591	1,525,925
		20,637,803
Lodging/Tourism (1.1%)
Caesars Resort Collection, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 2.75%), 2.906%, 12/22/24	3,890,152	3,651,273
		3,651,273
Machinery (3.6%)
Altra Industrial Motion Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.00%), 2.156%, 10/1/25	2,529,851	2,476,724
Gardner Denver, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.411%, 2/28/27	1,279,793	1,238,199
Gardner Denver, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 2.94%, 2/28/27	1,000,000	989,062
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.361%, 3/28/25	2,309,878	2,177,885
Vertical US Newco, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 4.25%), 4.428%, 6/30/27	2,715,000	2,687,095
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.655%, 3/2/27	2,762,078	2,710,289
		12,279,254

28 Floating Rate Income Fund

	Principal
SENIOR LOANS (78.8%)*c cont.	amount	Value
Manufacturing (0.9%)
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 3.75%, 3/31/24	$1,261,166	$1,243,510
Thermon Industries, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 4.75%, 10/30/24	1,747,500	1,745,316
		2,988,826
Media (0.5%)
Lions Gate Capital Holdings, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.25%), 2.406%, 3/24/25	1,806,027	1,750,342
		1,750,342
Office equipment and supplies (0.6%)
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 5.251%, 4/12/26	2,488,493	2,101,888
		2,101,888
Publishing (0.5%)
Meredith Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 4.25%), 5.25%, 1/31/25	700,000	688,625
Meredith Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 4.165%, 1/31/25	995,503	955,838
		1,644,463
Retail (1.7%)
Academy Sports + Outdoors, Ltd. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.00%), 5.00%, 7/2/22	1,238,995	1,163,107
Bass Pro Group, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 6.072%, 9/25/24	2,436,312	2,423,826
PetSmart, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 5.00%, 3/11/22	1,252,699	1,250,229
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 8.00%, 11/28/22	1,421,819	1,109,019
		5,946,181
Technology (10.2%)
Banff Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.25%), 4.406%, 10/2/25	2,740,290	2,688,419
By Crown Parent, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 1/30/26	2,410,000	2,391,925
Ceridian HCM Holding, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 2.613%, 4/30/25	2,050,710	1,999,442
CommScope, Inc. bank term loan FRN Ser. B2, (BBA LIBOR USD
3 Month + 3.25%), 3.406%, 4/4/26	1,537,256	1,502,667
Dell International, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 2.75%, 9/19/25	2,967,979	2,943,864
Epicor Software Corp. bank term loan FRN (1 Month US LIBOR
+ 7.75%), 8.75%, 7/30/28	855,000	876,375
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.25%), 5.25%, 7/30/27	1,700,000	1,699,470
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 2.776%, 7/2/25	2,912,777	2,721,262
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 11/3/23	2,037,454	2,008,711
Solera, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 2.938%, 3/3/23	2,368,986	2,323,087

Floating Rate Income Fund 29

	Principal
SENIOR LOANS (78.8%)*c cont.	amount	Value
Technology cont.
SS&C European Holdings Sarl bank term loan FRN Ser. B4,
(1 Month US LIBOR + 1.75%), 3.412%, 4/16/25	$928,436	$900,583
SS&C Technologies, Inc. bank term loan FRN Ser. B3, (1 Month
US LIBOR + 1.75%), 3.412%, 4/16/25	1,321,486	1,281,841
SS&C Technologies, Inc. bank term loan FRN Ser. B5, (BBA LIBOR
USD 3 Month + 1.75%), 3.412%, 4/16/25	982,315	952,573
Star Merger Sub, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.75%), 3.92%, 2/8/26	2,478,788	2,470,731
Tempo Acquisition, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 3.75%, 10/1/26	2,627,760	2,578,490
TTM Technologies, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 2.655%, 9/28/24	1,309,237	1,279,233
Ultimate Software Group, Inc. (The) bank term loan FRN (BBA
LIBOR USD 3 Month + 6.75%), 7.50%, 5/3/27	255,000	260,100
Ultimate Software Group, Inc. (The) bank term loan FRN (BBA
LIBOR USD 3 Month + 4.00%), 4.75%, 5/3/26	535,000	534,331
Ultimate Software Group, Inc. (The) bank term loan FRN (BBA
LIBOR USD 3 Month + 3.75%), 3.906%, 5/3/26	1,985,000	1,968,376
Western Digital Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 1.906%, 4/29/23	1,274,480	1,257,866
		34,639,346
Transportation (0.6%)
Genesee & Wyoming, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.00%), 3.774%, 11/5/26	2,004,975	1,971,558
		1,971,558
Trucks and parts (1.0%)
Panther BF Aggregator 2 LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 3.659%, 4/30/26	3,371,508	3,300,907
		3,300,907
Utilities and power (1.3%)
Calpine Construction Finance Co. LP bank term loan FRN (BBA
LIBOR USD 3 Month + 2.00%), 2.156%, 1/15/25	1,572,773	1,521,658
Pacific Gas & Electric Co. bank term loan FRN (BBA LIBOR USD
3 Month + 4.50%), 5.50%, 6/18/25	1,500,000	1,474,688
Vistra Operations Co., LLC bank term loan FRN Ser. B3, (BBA LIBOR
USD 3 Month + 1.75%), 1.907%, 12/1/25	1,654,253	1,626,452
		4,622,798
Waste Management (0.7%)
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 4.00%, 5/31/25	2,283,639	2,261,873
		2,261,873
Total senior loans (cost $277,588,093)		$268,328,616

	Principal
CORPORATE BONDS AND NOTES (13.3%)*	amount	Value
Capital goods (1.2%)
Boeing Co. (The) sr. unsec. notes 4.508%, 5/1/23	$1,000,000	$1,056,190
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	1,084,000	1,122,449
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	766,000	677,910
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	1,250,000	1,319,625
		4,176,174

30 Floating Rate Income Fund

	Principal
CORPORATE BONDS AND NOTES (13.3%)* cont.	amount	Value
Communication services (1.8%)
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
FRN (BBA LIBOR USD 3 Month + 1.65%), 1.901%, 2/1/24	$2,000,000	$2,054,531
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.125%, 5/1/23	1,500,000	1,500,000
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	1,000,000	1,055,100
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	1,000,000	1,001,250
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	500,000	525,000
		6,135,881
Consumer cyclicals (2.9%)
ADT Security Corp. (The) company guaranty sr. unsub. notes
3.50%, 7/15/22	1,000,000	1,022,500
Carnival Corp. 144A sr. notes 11.50%, 4/1/23	490,000	546,963
Ford Motor Credit Co., LLC sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.08%), 1.331%, 8/3/22	375,000	353,574
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.584%, 3/18/24	750,000	799,613
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23	688,000	767,120
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.125%, 10/15/24	650,000	664,489
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	1,025,000	1,076,250
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	690,000	705,525
Marriott International, Inc. sr. unsec. notes 3.125%, 2/15/23	1,000,000	1,024,977
Meredith Corp. 144A company guaranty sr. unsec. notes
6.50%, 7/1/25	600,000	621,000
MGM Resorts International company guaranty sr. unsec. notes
6.00%, 3/15/23	770,000	812,350
Nielsen Finance, LLC sr. unsec. notes (1 Month US LIBOR + 3.75%),
5.00%, 6/4/25 (acquired 5/7/20, cost $1,489,036) ∆∆	1,496,250	1,499,367
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec.
notes 9.125%, 6/15/23	120,000	126,300
		10,020,028
Consumer staples (1.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	1,000,000	1,018,750
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 3.50%, 2/15/23	1,000,000	1,022,500
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	1,000,000	857,500
Netflix, Inc. sr. unsec. notes 5.75%, 3/1/24	1,000,000	1,128,190
Newell Brands, Inc. sr. unsec. unsub. notes 4.35%, 4/1/23	2,000,000	2,115,000
		6,141,940
Energy (0.3%)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 4.75%, 10/1/23	1,000,000	980,000
		980,000

Floating Rate Income Fund 31

	Principal
CORPORATE BONDS AND NOTES (13.3%)* cont.	amount	Value
Financials (1.7%)
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	$1,300,000	$1,378,000
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	2,000,000	2,077,944
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 5.375%, 11/1/23 R	1,100,000	1,178,312
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	1,000,000	1,011,250
		5,645,506
Health care (1.9%)
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	725,000	752,550
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	860,000	862,150
HCA, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 5/1/23	1,550,000	1,697,250
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	900,000	920,700
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. notes 2.20%, 7/21/21 (Israel)	1,037,000	1,035,082
Zoetis, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.44%),
0.693%, 8/20/21	1,200,000	1,202,469
		6,470,201
Technology (0.8%)
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	1,000,000	1,032,500
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,250,000	1,296,875
Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	500,000	524,375
		2,853,750
Utilities and power (0.9%)
Pacific Gas and Electric Co. FRN (BBA LIBOR USD 3 Month + 1.48%),
1.795%, 6/16/22	1,700,000	1,706,460
Pacific Gas and Electric Co. notes 1.75%, 6/16/22	1,230,000	1,233,962
		2,940,422
Total corporate bonds and notes (cost $44,112,365)		$45,363,902

COMMON STOCKS (0.1%)*	Shares	Value
CHC Group, LLC (acquired 3/23/17, cost $125,976) † ∆∆	8,688	$348
Clear Channel Outdoor Holdings, Inc. †	177,605	207,798
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	113,884	119,578
Tribune Media Co. Class 1C	591,290	59,129
Total common stocks (cost $1,450,621)		$386,853

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
CHC Group, LLC/CHC Finance, Ltd. cv. notes Ser. AI, zero %,
10/1/20, (acquired 2/2/17, cost $443,096) ∆∆	$446,795	$67,019
Total convertible bonds and notes (cost $443,096)		$67,019

32 Floating Rate Income Fund

SHORT-TERM INVESTMENTS (8.7%)*	Shares	Value
Putnam Short Term Investment Fund Class P 0.21% L	29,650,504	$29,650,504
Total short-term investments (cost $29,650,504)		$29,650,504

TOTAL INVESTMENTS
Total investments (cost $353,244,679)		$343,796,894

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2020 through August 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $340,483,283.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,566,734, or 0.5% of net assets.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Floating Rate Income Fund 33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$207,798	$59,129	$—
Energy	—	348	—
Utilities and power	—	119,578	—
Total common stocks	207,798	179,055	—

Convertible bonds and notes	—	67,019	—
Corporate bonds and notes	—	45,363,902	—
Senior loans	—	268,328,616	—
Short-term investments	29,650,504	—	—
Totals by level	$29,858,302	$313,938,592	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

34 Floating Rate Income Fund

Statement of assets and liabilities 8/31/20 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $323,594,175)	$314,146,390
Affiliated issuers (identified cost $29,650,504) (Notes 1 and 5)	29,650,504
Cash	424,704
Interest and other receivables	1,493,630
Receivable for shares of the fund sold	168,606
Receivable for investments sold	203,926
Prepaid assets	68,258
Total assets	346,156,018

LIABILITIES
Payable for investments purchased	4,614,853
Payable for shares of the fund repurchased	421,542
Payable for compensation of Manager (Note 2)	160,167
Payable for custodian fees (Note 2)	19,530
Payable for investor servicing fees (Note 2)	80,462
Payable for Trustee compensation and expenses (Note 2)	129,027
Payable for administrative services (Note 2)	559
Payable for distribution fees (Note 2)	119,605
Distributions payable to shareholders	4,539
Other accrued expenses	122,451
Total liabilities	5,672,735

Net assets	$340,483,283

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$414,728,908
Total distributable earnings (Note 1)	(74,245,625)
Total — Representing net assets applicable to capital shares outstanding	$340,483,283

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($203,976,125 divided by 25,316,042 shares)	$8.06
Offering price per class A share (100/97.75 of $8.06)*	$8.25
Net asset value and offering price per class B share ($4,633,031 divided by 575,384 shares)**	$8.05
Net asset value and offering price per class C share ($39,270,090 divided by 4,878,038 shares)**	$8.05
Net asset value, offering price and redemption price per class R share
($675,436 divided by 83,860 shares)	$8.05
Net asset value, offering price and redemption price per class R6 share
($4,983,051 divided by 618,052 shares)	$8.06
Net asset value, offering price and redemption price per class Y share
($86,945,550 divided by 10,781,584 shares)	$8.06

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 35

Statement of operations Six months ended 8/31/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $72,486 from investments in affiliated issuers) (Note 5)	$7,125,927
Total investment income	7,125,927

EXPENSES
Compensation of Manager (Note 2)	940,941
Investor servicing fees (Note 2)	247,106
Custodian fees (Note 2)	5,298
Trustee compensation and expenses (Note 2)	8,448
Distribution fees (Note 2)	459,230
Administrative services (Note 2)	3,520
Other	155,196
Total expenses	1,819,739
Expense reduction (Note 2)	(3,664)
Net expenses	1,816,075

Net investment income	5,309,852

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(15,303,407)
Total net realized loss	(15,303,407)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	395,588
Assets and liabilities in foreign currencies	250,107
Total change in net unrealized appreciation	645,695

Net loss on investments	(14,657,712)

Net decrease in net assets resulting from operations	$(9,347,860)

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 8/31/20*	Year ended 2/29/20
Operations
Net investment income	$5,309,852	$20,204,219
Net realized loss on investments	(15,303,407)	(6,157,852)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	645,695	(2,758,464)
Net increase (decrease) in net assets resulting
from operations	(9,347,860)	11,287,903
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(3,181,605)	(10,938,880)
Class B	(80,314)	(320,885)
Class C	(527,738)	(2,115,520)
Class M	—	(120,679)
Class R	(9,938)	(29,238)
Class R6	(89,916)	(280,641)
Class Y	(1,615,409)	(6,512,739)
From return of capital
Class A	—	(195,828)
Class B	—	(5,745)
Class C	—	(37,872)
Class M	—	(2,160)
Class R	—	(523)
Class R6	—	(5,025)
Class Y	—	(116,591)
Decrease from capital share transactions (Note 4)	(44,664,447)	(145,275,665)
Total decrease in net assets	(59,517,227)	(154,670,088)

NET ASSETS
Beginning of period	400,000,510	554,670,598
End of period	$340,483,283	$400,000,510

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
August 31, 2020 **	$8.28	.12	(.21)	(.09)	(.13)	—	(.13)	$8.06	(1.02)*	$203,976	.54*	1.60 *	14*
February 29, 2020	8.46	.36	(.16)	.20	(.37)	(.01)	(.38)	8.28	2.31	226,047	1.03	4.28	33
February 28, 2019	8.62	.36	(.14)	.22	(.38)	—	(.38)	8.46	2.60	281,109	1.03	4.22	40
February 28, 2018	8.63	.33	(.02)	.31	(.32)	—	(.32)	8.62	3.71	356,807	1.02	3.79	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	8.63	10.40	338,129	1.03[d]	3.54[d]	49
February 29, 2016	8.79	.34	(.65)	(.31)	(.35)	(.02)	(.37)	8.11	(3.74)	272,430	1.02	3.98	46
Class B
August 31, 2020 **	$8.27	.12	(.22)	(.10)	(.12)	—	(.12)	$8.05	(1.13)*	$4,633	.64*	1.52*	14*
February 29, 2020	8.46	.35	(.18)	.17	(.35)	(.01)	(.36)	8.27	1.98	6,429	1.23	4.10	33
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.51	9,318	1.23	4.03	40
February 28, 2018	8.63	.31	(.02)	.29	(.31)	—	(.31)	8.61	3.39	12,666	1.22	3.60	60
February 28, 2017	8.11	.29	.53	.82	(.30)	—	(.30)	8.63	10.18	16,461	1.23[d]	3.35[d]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	8.11	(3.82)	14,951	1.22	3.78	46
Class C
August 31, 2020 **	$8.27	.10	(.22)	(.12)	(.10)	—	(.10)	$8.05	(1.40)*	$39,270	.91*	1.24*	14*
February 29, 2020	8.46	.30	(.18)	.12	(.30)	(.01)	(.31)	8.27	1.42	51,058	1.78	3.54	33
February 28, 2019	8.61	.30	(.14)	.16	(.31)	—	(.31)	8.46	1.95	71,231	1.78	3.46	40
February 28, 2018	8.63	.26	(.02)	.24	(.26)	—	(.26)	8.61	2.82	90,475	1.77	3.05	60
February 28, 2017	8.11	.24	.53	.77	(.25)	—	(.25)	8.63	9.58	100,047	1.78[d]	2.80[d]	49
February 29, 2016	8.78	.28	(.65)	(.37)	(.29)	(.01)	(.30)	8.11	(4.35)	89,412	1.77	3.23	46
Class R
August 31, 2020 **	$8.28	.11	(.22)	(.11)	(.12)	—	(.12)	$8.05	(1.27)*	$675	.66*	1.47*	14*
February 29, 2020	8.46	.34	(.16)	.18	(.35)	(.01)	(.36)	8.28	2.05	687	1.28	3.99	33
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.46	713	1.28	3.97	40
February 28, 2018	8.63	.30	(.02)	.28	(.30)	—	(.30)	8.61	3.33	510	1.27	3.55	60
February 28, 2017	8.11	.28	.53	.81	(.29)	—	(.29)	8.63	10.13	466	1.28[d]	3.32[d]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	8.11	(3.87)	504	1.27	3.72	46
Class R6
August 31, 2020 **	$8.29	.14	(.23)	(.09)	(.14)	—	(.14)	$8.06	(.97)*	$4,983	.36*	1.77*	14*
February 29, 2020	8.47	.39	(.16)	.23	(.40)	(.01)	(.41)	8.29	2.66	5,700.70		4.61	33
February 28, 2019 †	8.62	.31	(.14)	.17	(.32)	—	(.32)	8.47	2.05*	6,537	.53*	3.61*	40
Class Y
August 31, 2020 **	$8.29	.13	(.22)	(.09)	(.14)	—	(.14)	$8.06	(1.02)*	$86,946	.41*	1.73*	14*
February 29, 2020	8.47	.39	(.17)	.22	(.39)	(.01)	(.40)	8.29	2.57	110,079.78		4.57	33
February 28, 2019	8.63	.39	(.15)	.24	(.40)	—	(.40)	8.47	2.86	181,733.78		4.51	40
February 28, 2018	8.64	.35	(.01)	.34	(.35)	—	(.35)	8.63	3.97	303,597.77		4.06	60
February 28, 2017	8.12	.32	.54	.86	(.34)	—	(.34)	8.64	10.67	359,621	.78[d]	3.78[d]	49
February 29, 2016	8.80	.36	(.65)	(.29)	(.37)	(.02)	(.39)	8.12	(3.49)	258,358.77		4.23	46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 Floating Rate Income Fund	Floating Rate Income Fund 39

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to February 28, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

40 Floating Rate Income Fund

Notes to financial statements 8/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2020 through August 31, 2020.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Floating Rate Income Fund 41

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based

42 Floating Rate Income Fund

on the average of certain current market rates. During the reporting period, the fund did not utilize the program except for testing purposes.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At February 29, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$4,592,552	$44,511,574	$49,104,126

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $353,398,244, resulting in gross unrealized appreciation and depreciation of $2,492,987 and $12,094,337, respectively, or net unrealized depreciation of $9,601,350.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Floating Rate Income Fund 43

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.282% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$143,671	Class R6	1,225
Class B	3,809	Class Y	67,297
Class C	30,617	Total	$247,106
Class R	487

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,664 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $239, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

44 Floating Rate Income Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$240,866
Class B	1.00%	0.45%	11,480
Class C	1.00%	1.00%	205,253
Class R	1.00%	0.50%	1,631
Total			$459,230

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,263 from the sale of class A shares, and received $299 and $24 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $20 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$43,956,787	$76,926,157
U.S. government securities (Long-term)	—	—
Total	$43,956,787	$76,926,157

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Floating Rate Income Fund 45

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20
Class A	Shares	Amount	Shares	Amount
Shares sold	4,018,791	$31,781,599	4,531,645	$38,144,954
Shares issued in connection with
reinvestment of distributions	375,931	2,915,889	1,210,216	10,183,664
	4,394,722	34,697,488	5,741,861	48,328,618
Shares repurchased	(6,381,439)	(48,296,246)	(11,653,389)	(98,221,831)
Net decrease	(1,986,717)	$(13,598,758)	(5,911,528)	$(49,893,213)

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20
Class B	Shares	Amount	Shares	Amount
Shares sold	2,899	$23,019	28,767	$241,665
Shares issued in connection with
reinvestment of distributions	9,932	76,834	37,818	318,063
	12,831	99,853	66,585	559,728
Shares repurchased	(214,486)	(1,663,794)	(391,266)	(3,295,714)
Net decrease	(201,655)	$(1,563,941)	(324,681)	$(2,735,986)

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20
Class C	Shares	Amount	Shares	Amount
Shares sold	286,592	$2,248,584	671,150	$5,633,242
Shares issued in connection with
reinvestment of distributions	61,673	476,926	233,588	1,964,221
	348,265	2,725,510	904,738	7,597,463
Shares repurchased	(1,642,450)	(12,380,516)	(3,155,014)	(26,571,726)
Net decrease	(1,294,185)	$(9,655,006)	(2,250,276)	$(18,974,263)

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20*
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	17,969	$151,960
Shares issued in connection with
reinvestment of distributions	—	—	12,562	105,827
	—	—	30,531	257,787
Shares repurchased	—	—	(506,838)	(4,241,260)
Net decrease	—	$—	(476,307)	$(3,983,473)

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20
Class R	Shares	Amount	Shares	Amount
Shares sold	1,872	$14,534	5,704	$48,133
Shares issued in connection with
reinvestment of distributions	1,180	9,148	3,321	27,932
	3,052	23,682	9,025	76,065
Shares repurchased	(2,261)	(17,732)	(10,199)	(85,521)
Net increase (decrease)	791	$5,950	(1,174)	$(9,456)

46 Floating Rate Income Fund

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	228,173	$1,815,755	130,041	$1,098,899
Shares issued in connection with
reinvestment of distributions	11,648	89,916	34,335	285,666
	239,821	1,905,671	164,376	1,384,565
Shares repurchased	(309,666)	(2,408,881)	(248,221)	(2,095,617)
Net decrease	(69,845)	$(503,210)	(83,845)	$(711,052)

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,478,134	$11,169,818	2,560,089	$21,604,651
Shares issued in connection with
reinvestment of distributions	183,617	1,422,979	737,362	6,213,239
	1,661,751	12,592,797	3,297,451	27,817,890
Shares repurchased	(4,164,228)	(31,942,279)	(11,467,766)	(96,786,112)
Net decrease	(2,502,477)	$(19,349,482)	(8,170,315)	$(68,968,222)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/29/20	cost	proceeds	income	of 8/31/20
Short-term investments
Putnam Short Term
Investment Fund*	$25,690,605	$80,330,745	$76,370,846	$72,486	$29,650,504
Total Short-term
investments	$25,690,605	$80,330,745	$76,370,846	$72,486	$29,650,504

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such

Floating Rate Income Fund 47

alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Change in independent accountants (unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation, effective upon the completion of its audit with respect to the Fund’s financial statements for its fiscal year ended February 29, 2020, and the issuance of its report thereon. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant effective upon the completion of the audit by KPMG LLP of the Fund’s financial statements for the fiscal year ended February 29, 2020, and the issuance of KPMG LLP’s report thereon.

48 Floating Rate Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA096 322830 10/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 29, 2020